                                                                    EXHIBIT 10.3

                     AMENDMENT NO. 4 AND CONSENT TO GUARANTY


         AMENDMENT NO. 4 AND CONSENT TO UNCONDITIONAL GUARANTY dated as of August 15, 2000 between IRON MOUNTAIN INCORPORATED, a Pennsylvania corporation (Guarantor) and IRON MOUNTAIN STATUTORY TRUST - 1998, a Connecticut statutory trust (Owner), and consented to by each of the Lenders and Agent Bank listed on the signature pages hereto.

         Guarantor and Owner are parties to a certain Unconditional Guaranty dated as of October 1, 1998, as amended by Amendment and Consent to Guaranty Dated as July 1, 1999, by Amendment No. 2 and Consent to Guaranty dated as of October 22, 1999 and by Amendment No. 3 and Consent to Guaranty dated as of January 31, 2000 (collectively, the Guaranty) pursuant to which the Guarantor guarantees to Owner and the Indemnified Parties the Guaranteed Obligations, including, without limitation, certain obligations of Iron Mountain Records Management, Inc. (Lessee/Agent) under (i) a Lease Agreement from Owner to Lessee/Agent dated as of October 1, 1998, as amended (the Lease), and (ii) an Amended and Restated Agency Agreement between Lessee/Agent and Owner dated as of October 1, 1998, as amended (the Agency Agreement). Each of the Lease and the Agency Agreement have been assigned to the Agent Bank pursuant to an Assignment of Lease and Agency Agreement from Owner to Agent Bank and consented to by Lessee/Agent dated as of October 1, 1998. Guarantor has requested that Owner, Agent Bank and the Lenders amend the Guaranty with respect to certain financial covenants and related definitions and Guarantor has requested that the Lenders and Agent Bank consent to such changes. Accordingly, the parties hereto agree as follows:

         Section 1. DEFINITIONS. Except as otherwise defined in this Agreement, terms defined in the Guaranty are used herein as defined therein.

         Section 2. AMENDMENTS. Subject to the terms and conditions contained herein, the Guaranty is hereby amended as follows:

         A. INTEREST COVERAGE RATIO. The Interest Coverage Ratio "grid" in
Section 10(a)(ii) of the Guaranty is hereby amended to read as follows:

         -----------------------------------------------------------------------------------------
         PERIOD                                                              INTEREST COVERAGE
                                                                             RATIO
         -----------------------------------------------------------------------------------------
         From August 15, 2000 through June 30, 2001                          1.75 to 1
         -----------------------------------------------------------------------------------------
         From July 1, 2001 through December 31, 2002                         2.00 to 1
         -----------------------------------------------------------------------------------------
         From January 1, 2003 through December 31, 2003                      2.25 to 1
         -----------------------------------------------------------------------------------------
         From January 1, 2004 and all times thereafter                       2.50 to 1
         -----------------------------------------------------------------------------------------

         B. LIENS. Section 10(a)(iv) of the Guaranty is hereby amended by deleting the word "and" at the end of clause (vii), substituting "; and" for the period at the end of clause (viii) and by adding thereto the following clause
(ix):

         "(ix) Liens under the instruments governing (I) an Accounts Receivable Financing or (II) a Permitted Mortgage Financing under Section 9.08 of the Credit Agreement."

         C. DEFINITIONS.

                  (i) Section 10(c) of the Guaranty is hereby amended by inserting the following definitions (or, in the case of any definition for a term that is defined in the Guaranty before giving effect to this Agreement, by amending and restating such definition to read as set forth below):

         "ACCOUNTS RECEIVABLE FINANCING" shall mean any accounts receivable sale arrangement, credit facility or conditional purchase contract or similar arrangement providing financing secured directly or indirectly by the accounts receivable and related records, collateral and rights of the Guarantor or its Subsidiaries; provided that any such transaction shall be consummated pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent, as evidenced by its written approval thereof (such approval not to be unreasonably withheld).

         "ADMINISTRATIVE AGENT" shall have the meaning set forth in the preamble to the Credit Agreement.

         "CREDIT AGREEMENT" shall mean the Fourth Amended and Restated Credit Agreement dated as of August 14, 2000 in the amount of up to $750,000,000 among Guarantor and the other parties thereto, as amended, amended and restated, modified, extended, refinanced or supplemented from time to time, except to the extent that the Operative Documents refer to it as in effect on the date hereof.

         "FACILITY" shall have the meaning assigned to it in the Credit
Agreement.

         "NET CASH PROCEEDS" shall have the meaning set forth in the Credit Agreement.

         "PERMITTED MORTGAGE FINANCING" shall mean any financing (or series of related financings) by the Guarantor or any of its Subsidiaries after the Effective Date that is secured by a mortgage on one or more Facilities, provided that (a) the proceeds of such financing (except to the extent that Permitted Mortgage Financings of Facilities acquired after the Effective Date are excluded by the definition of "Net Cash Proceeds") are applied to the repayment of Loans (as defined in the Credit Agreement) as provided in Section 3.02(b) of the Credit Agreement, (b) such financings are otherwise permitted by the terms of
Section 9.08 of the Credit Agreement, and (c) in the case of each such mortgage financing by a Subsidiary of the Guarantor, each such mortgage created thereby is a Permitted Mortgage.

         "PERMITTED MORTGAGE" shall have the meaning set forth in the Credit Agreement.

         (ii) The definition of "EBITDA" in Section 10(c) of the Guaranty is hereby amended by deleting in clause (v) thereof the word "losses" and replacing it with the word "charges".

        (iii) The definition of "INDEBTEDNESS" in Section 10(c) of the Guaranty is hereby amended by deleting the word "and" at the end of clause
(v), substituting "; and" for the period at the end of clause (vi) and by adding thereto the following clause (vii):

                  "(vii) Accounts Receivable Financings and Permitted Mortgage Financings of such Person."

         D. PERMITTED TRANSACTIONS.

                  (i) Section 10(d)(x) of the Guaranty is hereby amended by adding in the second line thereof after the word "entirety" the following:

                  "except with respect to dispositions of accounts receivable and related general intangibles, and related lockbox and other collection accounts records and/or proceeds pursuant to instruments governing an Accounts Receivable Financing Permitted by Section 9.08 of the Credit Agreement, and".

                 (ii) Section 10(d)(y) of the Guaranty is hereby amended by adding in the third line thereof after the word "entirety" the following:

                  "except with respect to dispositions of accounts receivable and related general intangibles, and related lockbox and other collection accounts records and/or proceeds pursuant to instruments governing an Accounts Receivable Financing Permitted by Section 9.08 of the Credit Agreement, and".

         Section 3. CONDITIONS OF EFFECTIVENESS. This Agreement shall become effective as of the date hereof when, and only when, the Owner, the Lenders and the Agent Bank shall have received a counterpart of this Agreement duly executed by the parties hereto.

         Section 4. REPRESENTATIONS AND WARRANTIES. As of the date hereof, Guarantor hereby represents and warrants to Owner, Agent Bank, the Lenders and their respective counsel that:

         A. the representations and warranties made by Guarantor in each Operative Document to which it is a party and the Guarantor's Certificate dated and delivered to the Lenders as of February 1, 2000 are true and correct on and as of the date hereof, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

         B. no event has occurred and is continuing under any Operative Document that constitutes a Default or an Event of Default.

         Section 4. MISCELLANEOUS. Except as herein provided, the Guaranty and each of the other Operative Documents shall remain unchanged and in full force and effect. Upon the effectiveness of this Agreement, on and after the date hereof, each reference in any Operative Document to the Guaranty shall mean and be a reference to the Guaranty as amended hereby.

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be governed by, and construed in accordance with, the law of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the parties hereunto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       GUARANTOR:

                                       IRON MOUNTAIN INCORPORATED




                                       By: /s/ J.P. Lawrence
                                           ---------------------------------
                                       Name:    J. P. Lawrence
                                       Title:   Vice President & Treasurer

                                       LENDERS:

                                       THE BANK OF NOVA SCOTIA, as Agent
                                       Bank and as a Lender




                                       By: /s/ T.M. Pitcher
                                           ---------------------------------
                                       Name:    T.M. Pitcher
                                       Title:


                           [GUARANTY AMENDMENT NO. 4]

                                       UNION BANK OF CALIFORNIA, N.A.




                                       By: /s/ Nancy Perkins
                                           ---------------------------------
                                       Name:    Nancy Perkins
                                       Title:   Vice President

                                       FLEET NATIONAL BANK




                                       By: /s/ Michael Palmer
                                           ---------------------------------
                                       Name:    Michael A. Palmer
                                       Title:   Senior Vice President

                                       FLEET NATIONAL BANK,
                                       f/k/a BANKBOSTON, N.A.




                                       By: /s/ Michael Palmer
                                           ---------------------------------
                                       Name:    Michael A. Palmer
                                       Title:   Senior Vice President

                                       CITIZENS BANK OF MASSACHUSETTS,
                                       f/k/a USTRUST




                                       By: /s/ Anne Hemmer
                                           ---------------------------------
                                       Name:    Anne Hemmer
                                       Title:   Vice President

                                       OWNER:

                                       IRON MOUNTAIN STATUTORY TRUST - 1998

                                       By: First Union National Bank, not in its
                                           individual capacity, but solely as
                                           trustee

                                       By: /s/ W. Jeffrey Kramer
                                           ---------------------------------
                                       Name:    W. Jeffrey Kramer
                                       Title:   Vice President



                           [GUARANTY AMENDMENT NO. 4]